NOTE AND WARRANT PURCHASE AGREEMENT


         NOTE AND WARRANT PURCHASE AGREEMENT (this "Agreement"), dated as of July 12, 2006, by and among BPK RESOURCES, INC., a Nevada corporation (the "BPK"), GRAPHITE TECHNOLOGY GROUP, INC., a Delaware corporation ("Graphite" and, together with BPK, the "Issuers"), and the investor listed on the signature page below (the "Investor").

         WHEREAS, the Issuer and the Investor are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act");

         WHEREAS, the Issuers have authorized the Guaranteed Exchangeable Note of Graphite in the original principal amount of $4,500,000, in the form attached hereto as Exhibit A (the "Note"), which Note shall be exchangeable into shares (as exchanged, collectively, the "Exchange Shares") of BPK's common stock, $0.0001 par value per share (the "Common Stock") and guaranteed by BPK, in accordance with the terms of the Note;

         WHEREAS, BPK has authorized the warrant, in the form attached hereto as Exhibit B (the "Warrant"), to acquire 9,782,609 shares (the "Warrant Shares") of Common Stock; and

         WHEREAS, the Investor wishes to purchase, and the Issuers wish to sell, the Note and the Warrant, upon the terms and conditions stated in this Agreement;

         WHEREAS, the Note bears interest, which at the option of the Issuers, subject to certain conditions, may be paid in additional shares of Common Stock (collectively, the "Interest Shares" and, together with the Note, the Exchange Shares, the Warrant and the Warrant Shares, the "Securities"); and

         WHEREAS, in connection with the execution and delivery of this Agreement, BPK and the Investor are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit C (the "Registration Rights Agreement"), pursuant to which BPK has agreed to provide certain registration rights with respect to the Exchange Shares, the Interest Shares and the Warrant Shares under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

         NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuers and the Investor hereby agree as follows:

         Section 1. Purchase and Sale of Note and Warrant.

            (a) Note and Warrant. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 herein, on the Closing Date (as defined below) (i) Graphite shall issue and sell to the Investor and the Investor shall purchase from Graphite the Note and (ii) BPK shall issue and sell to the Investor, and the Investor shall purchase from BPK the Warrant.


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


            (b) Closing. The closing (the "Closing") of the purchase of the Note and the Warrant by the Investor shall occur at the offices of White & Case LLP, 200 South Biscayne Boulevard, Miami, Florida 33131. The date and time of the Closing (the "Closing Date") shall be 10:00 a.m., New York City time, on the third Business Day following the satisfaction (or, to the extent permitted, waiver) of the conditions to the Closing set forth in Sections 6 and 7 herein (other than any of such conditions that by their nature are to be fulfilled at Closing, but subject to the fulfillment or waiver of such conditions) and, in any event later than July 14, 2006, or at such other place, time and date as shall be agreed by the Issuer and the Investor. For purposes of this Agreement, "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

            (c) Fees. On the Closing Date, the Issuers shall pay to the Investor fees in an amount equal to $___________ in cash.

            (d) Purchase Price. The purchase price (the "Purchase Price") of the Note and the Warrant to be purchased by the Investor at the Closing shall be equal to $1.00 for each $1.00 of principal amount of the Note.

            (e) Form of Payment. On the Closing Date, (i) the Investor shall pay the Purchase Price to Graphite, by wire transfer of immediately available funds in accordance with Graphite's written wire instructions, and (ii) the Issuers shall deliver to the Investor the Note and the Warrant, duly executed on behalf of the Issuers and registered in the name of the Investor or its designee.

         Section 2. Investor's Representations and Warranties.

            The Investor represents and warrants that, as of the date hereof and as of the Closing Date:

            (a) No Public Sale or Distribution. The Investor (i) is acquiring the Note and the Warrant, (ii) upon exchange of the Note, will acquire the Exchange Shares, (iii) upon the receipt of any Interest Shares, will acquire such Interest Shares, and (iv) upon exercise of the Warrant, will acquire the Warrant Shares, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in a manner that would violate the 1933 Act, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, the Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

            (b) Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Issuers are relying in part upon the truth and accuracy of, and the Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.



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

            (c) Information. The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Issuers and materials relating to the offer and sale of the Securities which have been requested by the Investor. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Issuers. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor's right to rely on the Issuers' representations and warranties contained herein. The Investor understands that its investment in the Securities involves a high degree of risk. The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

            (d) No Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

            (e) Transfer or Resale. The Investor understands that, except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Investor shall have delivered to the Issuer thereof an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Investor provides the Issuer with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 ("Rule 144") or Rule 144A ("Rule 144A") promulgated under the 1933 Act (or, in each case, a successor rule thereto); provided, however, that the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide such Issuer with any notice thereof or otherwise make any delivery to such Issuer pursuant to this Agreement or any other Transaction Document (as defined in Section 3(b)), including, without limitation, this Section 2(e).

            (f) Legends. The Investor understands that the certificates or other instruments representing the Securities, shall, except as set forth below, bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

         [NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES
         ARE [EXCHANGEABLE][EXERCISABLE] HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE


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

         REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the applicable Issuer shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides such Issuer with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act, or (iii) such Securities are sold, assigned or transferred pursuant to Rule 144 or Rule 144A, or such holder provides such Issuer with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144(k) or Rule 144A.

         Section 3. Representations and Warranties of the Issuers.


            Each Issuer represents and warrants to the Investor that, as of the date hereof and as of the Closing Date:

            (a) Organization and Qualification. The Issuers and their "Subsidiaries" (which for purposes of this Agreement, means any entity or association in which any Issuer, directly or indirectly, owns capital stock or holds an equity or similar interest) are entities duly organized and validly existing in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted. Each of the Issuers and their Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Issuers and its Subsidiaries, taken as whole, or on the transactions contemplated hereby and the other Transaction Documents (as defined in Section 3(b) below) or on the authority or ability of the Issuers to perform its obligations under the Transaction Documents (a "Material Adverse Effect"). The Issuers have no Subsidiaries, except as set forth in Schedule 3(a).

            (b) Authorization; Enforcement; Validity. Each Issuer has the requisite power and authority to enter into and perform its obligations under this Agreement, the Note, the Warrant, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined in Section 5(b)) among the


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

Issuer and the Investor, and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents") and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Issuers and the consummation by the Issuers of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Note, the reservation for issuance and the issuance of the Exchange Shares and the Interest Shares, the issuance of the Warrant and the reservation for issuance and issuance of the Warrant Shares issuable upon exercise of the Warrant, have been duly authorized by each Issuer's applicable Board of Directors and no further filing, consent, or authorization is required by the Issuers, its Boards of Directors or their stockholders. This Agreement has been, and the other Transaction Documents on the Closing Date will be, duly executed and delivered by the Issuers, and constitute, or as of the Closing Date will constitute, the legal, valid and binding obligations of the Issuers, enforceable against the Issuers and in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

            (c) Issuance of Securities. The issuance of the Note and the Warrant has been duly authorized and such Securities, upon issuance in accordance with the terms hereof, shall be free from all taxes, liens and charges with respect to the issue thereof. As of the Closing, BPK shall have reserved from its duly authorized capital stock not less than the sum of (i) the maximum number of shares of Common Stock issuable upon exchange of the Note and as payment of interest under the Note and (ii) the maximum number of shares of Common Stock issuable upon exercise of the Warrant. Upon issuance or exchange in accordance with the Note or exercise in accordance with the Warrant, as the case may be, the Interest Shares, the Exchange Shares and the Warrant Shares, respectively, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Assuming the accuracy of the representations made by the Investor in Section 2 above, the offer and issuance by the Issuers of the Securities is exempt from registration under the 1933 Act.

            (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Issuers and the consummation by the Issuers of the transactions contemplated thereby (including, without limitation, the issuance of the Note, the Warrant, and the Interest Shares and the reservation for issuance and issuance of the Exchange Shares and the Warrant Shares) will not
(i) result in a violation of the Articles of Incorporation or Bylaws (each as defined in Section 3(s) herein) of the Issuers or any of their Subsidiaries or the terms of any capital stock of the Issuers or any of their Subsidiaries; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which any Issuer or any of its Subsidiaries is a party; or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and the rules and regulations of the NASD OTC Bulletin Board (the "Principal Market")) applicable to the Issuer or any of its Subsidiaries or by which any property or asset of the Issuer or any of its Subsidiaries is bound or affected.

            (e) No Defaults. On the Closing Date, and also after giving effect to the Closing, there shall exist no Default (as defined in the Note) or Event of Default (as defined in the Note).

            (f) Consents. The Issuers are not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person (as defined in the Note) in order for them to execute, deliver or perform any of their obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms thereof. All consents, authorizations, orders, filings and registrations which the Issuers are required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, and the Issuers and their Subsidiaries are unaware of any facts or circumstances which might prevent the Issuers from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence. BPK is not in violation of the listing requirements of the Principal Market and has no knowledge of any facts which would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

            (g) Acknowledgment Regarding Investor's Purchase of Securities. Each Issuer acknowledges and agrees that the Investor is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated thereby and that the Investor is not (i) an officer or director of any Issuer, (ii) an "affiliate" of any Issuer (as defined in Rule 144, "Affiliate") or (iii) to the knowledge of the Issuers, a "beneficial owner" of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act")). Each Issuer further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Issuers (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby, and any advice given by the Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Investor's purchase of the Securities. Each Issuer further represents to the Investor that its decision to enter into the Transaction Documents has been based solely on the independent evaluation by such Issuer and its representatives.

            (h) No General Solicitation; Placement Agent's Fees. Neither Issuer, not its Subsidiaries, nor any of its or their Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities. The Issuers shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for persons engaged by any Investor or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Issuers shall jointly and severally pay, and hold the Investor harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim.

            (i) No Integrated Offering. Neither Issuer, nor its Subsidiaries, nor any of its or their Affiliates, or any Person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Issuers for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of BPK are listed or designated. Neither Issuer, nor its Subsidiaries, nor any of its or their Affiliates or any Person acting on its or their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

            (j) Dilutive Effect. BPK understands and acknowledges that the number of Exchange Shares issuable upon exchange of the Note, and the number of Warrant Shares issuable upon exercise of the Warrant, will increase in certain circumstances. BPK further acknowledges that its obligation to issue Exchange Shares upon exchange of the Note in accordance with this Agreement and the Note and its obligation to issue the Warrant Shares upon exercise of the Warrant in accordance with this Agreement and the Warrant is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of BPK.

            (k) Application of Takeover Protections; Rights Agreement. BPK and its Board of Directors has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Articles of Incorporation (as defined in Section 3(s)) or the laws of the jurisdiction of its formation which is or could become applicable to the Investor as a result of the transactions contemplated by this Agreement, including, without limitation, BPK's issuance of the applicable Securities and the Investor's ownership of the Securities. The Issuer has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of BPK.

            (l) SEC Documents; Financial Statements. Since December 31, 2005, BPK has filed all reports, schedules, forms, statements and other documents required to be filed by it with the United States Securities and Exchange Commission (the "SEC") pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). BPK has delivered to the Investor or its respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of BPK and its consolidated subsidiaries included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or

(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of BPK and its consolidated subsidiaries as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

            (m) Absence of Certain Changes. Except for the merger effected pursuant to that certain Merger Agreement, dated April 19, 2006, by and among BPK, BPK Resources Acquisition Corp., a Delaware corporation and wholly owned subsidiary of BPK, Graphite, and Derek Hirsch and James E. Olive, since December 31, 2005, there has been no material adverse change and no material adverse development in the business, assets, properties, operations, condition (financial or otherwise), results of operations or prospects of any Issuer or its Subsidiaries. Since December 31, 2005, no Issuer has (i) declared or paid any dividends, (ii) sold any assets or (iii) had capital expenditures, individually or in the aggregate, in excess of $100,000. No Issuer has taken any steps to seek protection pursuant to any bankruptcy law nor does any Issuer have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. No Issuer is as of the date hereof, and, after giving effect to the transactions contemplated hereby to occur at the Closing will not, be Insolvent (as hereinafter defined). For purposes of this
Section 3(m), "Insolvent" means (i) the present fair saleable value of any Issuer's assets is less than the amount required to pay such Issuer's total Indebtedness (as defined in the Note), (ii) any Issuer is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) any Issuer intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) any Issuer has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

            (n) No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to BPK, its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by BPK under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by BPK of its Common Stock and which has not been publicly announced.

            (o) Conduct of Business; Regulatory Permits. Neither Issuer nor any of its Subsidiaries is in violation of any term of or in default under its Articles of Incorporation or Bylaws. Neither Issuer nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to such Issuer or any of its Subsidiaries. Without limiting the generality of the foregoing, BPK is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. Since December 31, 2005, (i) the Common Stock has been designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) BPK has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Issuers and their Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, and neither Issuer, nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

            (p) Foreign Corrupt Practices. Neither Issuer, nor any of its Subsidiaries nor any director, officer, agent, employee or other Person acting on behalf of such Issuer or any of its Subsidiaries has, in the course of its actions for, or on behalf of, such Issuer or its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

            (q) Sarbanes-Oxley Act. BPK is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

            (r) Transactions With Affiliates. Except as set forth in Schedule 3(r), none of the officers, directors or employees of the Issuers is presently a party to any transaction with the Issuers or any of their Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Issuers, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

            (s) Equity Capitalization. As of the date hereof, (i) the authorized capital stock of BPK consists of 10,000,000 shares of preferred stock, $0.001 par value per share, of which 829,755 Series B, 32,605,800 Series C and 585,000 Series D shares are issued and outstanding, and 100,000,000 shares of Common Stock, of which, 95,789,914 shares are issued and outstanding, and (ii) the authorized capital stock of Graphite consists of 1,000,000 shares of preferred stock, $0.001 par value per share, of which no shares are issued and outstanding, and 25,000,000 shares of Common Stock, of which, 25,000,000 shares are issued and outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and fully paid and nonassessable. Except as set forth in Schedule 3(s): (i) none of any Issuer's share capital is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by such Issuer; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any share capital of any Issuer or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which any Issuer or any of its Subsidiaries is or may become bound to issue additional share capital of the Issuer or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any share capital of any Issuer or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of any Issuer or any of its Subsidiaries or by which any Issuer or any of its Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with any Issuer or any of its Subsidiaries; (v) there are no agreements or arrangements under which any Issuer or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement); (vi) there are no outstanding securities or instruments of any Issuer or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which any Issuer or any of its Subsidiaries is or may become bound to redeem a security of any Issuer or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Issuers do not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and (ix) the Issuers and their Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of their respective businesses.
Schedule 3(s) contains true, correct and complete copies of each Issuer's Articles of Incorporation, as amended and as in effect on the date hereof (the "Articles of Incorporation"), and each Issuer's Bylaws, as amended and as in effect on the date hereof (the "Bylaws").

            (t) Indebtedness and Other Contracts. Except as set forth in audited consolidated financial statements of Graphite as of March 31, 2006 and 2005 (the "Graphite Financials"), neither Issuer nor any of its Subsidiaries (i) has any outstanding Indebtedness, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Issuers, has or is expected to have a Material Adverse Effect, except as set forth in the Graphite Financials.

            (u) Absence of Litigation. Except as set forth in Schedule 3(u), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency (including the SEC), self-regulatory organization or body pending or, to the knowledge of the Issuers, threatened against or affecting any Issuer, the Common Stock or any of the Issuers' Subsidiaries or any of the Issuers' or their Subsidiaries' officers or directors in their capacities as such.

            (v) Insurance. Each of the Issuers and their Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Issuers believes to be prudent and customary in the businesses in which the Issuers and their Subsidiaries are engaged. Neither any Issuer nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Issuers, nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

            (w) Employee Relations. Neither Issuer nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Issuers and their Subsidiaries believe that they have good relations with their employees. No executive officer of any Issuer any of its Subsidiaries has notified any Issuer or any such Subsidiary that such officer intends to leave such Issuer or any such Subsidiary or otherwise terminate such officer's employment with such Issuer or any such Subsidiary. No executive officer of any Issuer or any of its Subsidiaries, to the knowledge of any Issuer or any such Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject any Issuer or any such Subsidiary to any liability with respect to any of the foregoing matters. The Issuers and their Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

            (x) Title. The Issuers and their Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Issuers and their Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Issuers and their Subsidiaries. Any real property and facilities held under lease by any Issuer and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and facilities by such Issuer and its Subsidiaries.

            (y) Description of Mines. Set forth in Schedule 3(y) is a complete and accurate description of the mining property and rights owned or otherwise held or possessed by the Issuers and their Subsidiaries.

            (z) Intellectual Property Rights. The Issuers and their Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights ("Intellectual Property Rights") necessary to conduct their respective businesses as now conducted. Except as set forth in Schedule 3(z), none of such Intellectual Property Rights has expired or terminated, or are expected to expire or terminate. The Issuers do not have any knowledge of any infringement by any Issuer or any of its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Issuers, being threatened, against Issuers or their Subsidiaries regarding such Intellectual Property Rights. The Issuers are unaware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Issuers and their Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

            (aa) Environmental Laws. The Issuers and their Subsidiaries (i) are in compliance with any and all Environmental Laws (as defined in the Note), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

            (bb) Subsidiary Rights. Except as set forth in Schedule 3(bb), the Issuers or one of their Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by such Issuer or such Subsidiary.

            (cc) Investment Company Act. None of the Issuers and its Subsidiaries, is an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            (dd) Tax Status. Each of the Issuers and each of its Subsidiaries has (i) made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the Issuers know of no basis for any such claim.

            (ee) Internal Accounting and Disclosure Controls. BPK maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. BPK maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the 1934 Act) that are effective in ensuring that information required to be disclosed by BPK in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed in to ensure that information required to be disclosed by the Issuer in the reports that it files or submits under the 1934 Act is accumulated and communicated to its management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. During the twelve months prior to the date hereof, neither BPK nor any of its Subsidiaries has received any notice or correspondence from any accountant relating to any potential material weakness in any part of the system of internal accounting controls of BPK or any of its Subsidiaries.

            (ff) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between any Issuer and an unconsolidated or other off balance sheet entity that is required to be disclosed by BPK in its 1934 Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

            (gg) Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to the Investor hereunder will be, or will have been, fully paid or provided for by the Issuers, and all laws imposing such taxes will be or will have been complied with.

            (hh) Manipulation of Price. BPK has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of BPK to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities (except for customary placement fees payable in connection with this transaction), or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of BPK.

            (ii) Compliance with ERISA. Each, if any, multiemployer plan or single-employer plan, as defined in the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder ("ERISA"), which is maintained or contributed to by (or to which there is an obligation to contribute of), or at any time preceding the date of this Agreement, was maintained or contributed to by (or to which there was an obligation to contribute of), any Issuer or a Subsidiary of the Issuers or an ERISA Affiliate (as defined below) (each such plan, a "Plan") is in substantial compliance with the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder (the "Code") and ERISA; no event described in Section 4043(b) of ERISA with respect to a Plan to which the 30-day notice requirement has not been waived by the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA has occurred with respect to a Plan; no Plan is insolvent or in reorganization; no Plan has an Unfunded Current Liability (as defined below), and no Plan has an accumulated or waived funding deficiency, has permitted decreases in its funding standard account or has applied for an extension of any amortization period within the meaning of Section 412 of the Code; neither any Issuer nor any Subsidiary or ERISA Affiliate has incurred any material liability to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA or expects to incur any liability under any of the foregoing sections with respect to any such Plan; no proceedings have been instituted to terminate any Plan; no condition exists which presents a material risk to any Issuer or any of its Subsidiaries or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no lien imposed under the Code or ERISA on the assets of any Issuer or any of its Subsidiaries or any ERISA Affiliate exists or is likely to arise on account of any Plan; and the Issuers and their Subsidiaries may terminate contributions to any other employee benefit plans maintained by them without incurring any material liability to any Person interested therein. For purposes of this Section 3(ii), "ERISA Affiliate" means any person (as defined in Section 3(9) of ERISA) which together with any Issuer or any of its Subsidiaries would be deemed to be a "single employer" within the meaning of Section 414(b), (c), (m) or (o) of the Code. "Unfunded Current Liability" of any Plan means the amount, if any, by which the present value of the accrued benefits under the Plan as of the close of its most recent plan year, determined in accordance with Statement of Financial Accounting Standards No. 35, based upon the actuarial assumptions under by the Plan's actuary in the most recent annual variation of the Plan, exceeds the fair market value of the assets allocable thereto, determined in accordance with Section 412 of the Code.

            (jj) Disclosure. Each Issuer understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in securities of the Issuers. All disclosure provided to the Investor regarding any Issuer, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Issuers is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the BPK since December 31, 2005 did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to any Issuer or any of its Subsidiaries or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by BPK but which has not been so publicly announced or disclosed, except for information that will be contained within BPK's next due Form 10-QSB and information relative to this transaction.

         Section 4. Covenants.

            (a) Best Efforts. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

            (b) Blue Sky. The Issuers shall, on or before the Closing Date, take such action as the Issuer shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Investor at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Investor on or prior to the Closing Date. The Issuers shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

            (c) Reporting Status. Until the date on which the Investor shall have sold all the Exchange Shares, Interest Shares and Warrant Shares and none of the Note or Warrant is outstanding (the "Reporting Period"), BPK shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and BPK shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

            (d) Use of Proceeds. Graphite shall use the proceeds from the sale of the Note and the Warrant to (i) finance the purchase price of the Acquisition (as defined in that certain Side Letter Agreement, dated as of July 12, 2006, by and between Graphite and the Investor) and (iii) for general corporate purposes, and not for (A) repayment of any other outstanding Indebtedness of any Issuer or any of its Subsidiaries or (B) redemption or repurchase of any of its or its Subsidiaries' equity securities.

            (e) Financial Information. BPK shall send the following to the Investor during the Reporting Period (i) unless filed with the SEC through EDGAR and available to the public through the EDGAR system, within one Business Day after the filing thereof with the SEC, a copy of all Annual Reports on Form 10-KSB, any interim reports or any consolidated balance sheets, income statements, stockholders' equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, copies of all press releases issued by BPK or any of its Subsidiaries, and (iii) copies of any notices and other information made available or given to the stockholders of the Issuers generally, contemporaneously with the making available or giving thereof to the stockholders.

            (f) Listing. To the extent the Registrable Securities (as defined in the Registration Rights Agreement) are listed upon a national securities exchange or automated quotation system that provides for the listing of securities, BPK shall promptly secure the listing of all of the Registrable Securities upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. BPK shall maintain the Common Stock's authorization for quotation on the Principal Market. Neither BPK nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Issuers shall pay all fees and expenses in connection with satisfying its obligations under this
Section 4(f).

            (g) Fees. Whether or not the transactions contemplated by the Transaction Documents shall be consummated, the Issuers shall reimburse the Investor or its designee(s) for all reasonable costs and expenses incurred in connection with the transactions contemplated by the Transaction Documents (including all reasonable legal fees and disbursements in connection therewith, documentation and implementation of the transactions contemplated by the Transaction Documents and due diligence in connection therewith), which amount shall be withheld by the Investor from the Purchase Price at the Closing. The Issuers shall be responsible for the payment of any placement agent's fees, financial advisory fees, or broker's commissions (other than for Persons engaged by the Investor) relating to or arising out of the transactions contemplated hereby. The Issuers shall pay, and hold the Investor harmless against, any liability, loss or expense (including, without limitation, reasonable attorney's fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment.

            (h) Pledge of Securities. Each Issuer acknowledges and agrees that the Securities may be pledged by the Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and the Investor (when effecting a pledge of Securities) shall be required to provide any Issuer with any notice thereof or otherwise make any delivery to any Issuer pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(e) hereof. Each Issuer hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by the Investor.

            (i) Disclosure of Transactions and Other Material Information. On or before 8:30 a.m., New York City time, on the second Business Day following the date of this Agreement, BPK shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching the material Transaction Documents, including, without limitation, this Agreement, the form of Note, the form of Warrant and the Registration Rights Agreement (including all attachments, the "8-K Filing"). Any material non-public information provided by BPK to the Investor in connection with this transaction, shall be included by BPK within either the aforementioned Form 8-K, or at its discretion, within the BPK's next Quarterly Report on Form 10-QSB, due on or about July 19, 2006. From and after the filing of the 8-K Filing with the SEC, the Investor shall not be in possession of any material, nonpublic information received from BPK or any of its Subsidiaries, or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Issuers shall not, and shall not permit any of its Subsidiaries and each of their respective officers, directors, employees and agents to provide the Investor with any material, nonpublic information regarding any Issuer or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of the Investor. In the event of a breach of the foregoing covenant by the Issuers, any of their Subsidiaries, or any of their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, the Investor may, but shall not be obligated to, notify the Issuer of such breach and the material, nonpublic information the receipt of which resulted in such breach. Within two Business Days of receipt of such notice, the Issuers shall either (a) deliver a notice to the Investor certifying such material, non-public information has already been publicly disclosed by BPK or (b) make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information. If the Issuers fail to comply with its obligation set forth in the preceding sentence within such period of two Business Days, the Investor shall have the right to make a public disclosure, in the form of a press release or otherwise, of such material non-public information. Subject to the foregoing, neither the Issuers, nor their Subsidiaries nor the Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that BPK shall be entitled, without the prior approval of the Investor, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Investor shall be consulted by BPK in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Investor, the Issuers shall not disclose the name of the Investor in any filing, announcement, release or otherwise.

         Section 5. Register; Transfer Agent Instructions.

            (a) Register. The Issuers shall maintain at their principal executive offices (or such other office or agency of the Issuers as they may designate by notice to each holder of Securities), a register for the Note and the Warrant in which the Issuers shall record the name and address of the Person in whose name the Note and the Warrant have been issued (including the name and address of each transferee), the principal amount of Note held by such Person, the number of Exchange Shares issuable upon exchange of the Note and Warrant Shares issuable upon exercise of the Warrant held by such Person. The Issuers shall keep the register open and available at all times during business hours for inspection of the Investor or its legal representatives.

            (b) Transfer Agent Instructions. BPK shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company ("DTC"), registered in the name of the Investor or its respective nominee(s), for the Exchange Shares, the Interest Shares, if any, and the Warrant Shares in such amounts as specified from time to time by the Investor to BPK upon exchange of the Note or exercise of the Warrant in the form of Exhibit D attached hereto (the "Irrevocable Transfer Agent Instructions"). BPK warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(e) hereof, will be given by BPK to its transfer agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of BPK to the extent provided in this Agreement and the other Transaction Documents. If the Investor effects a sale, assignment or transfer of the Securities in accordance with Section 2(e) hereof, BPK shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by the Investor to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Exchange Shares, Interest Shares, Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the transfer agent shall issue such Securities to the Investor, assignee or transferee, as the case may be, without any restrictive legend.

         Section 6. Conditions to the Issuer's Obligation to Sell. The obligations of the Issuers hereunder to issue and sell the Note and the Warrant to the Investor at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Issuers' sole benefit and may be waived by any Issuer at any time in its sole discretion by providing the Investor with prior notice thereof:

               (i) The Investor shall have executed and delivered to the Issuers each of the Transaction Documents.

               (ii) The Investor shall have delivered to the Issuers the Purchase Price for the Note and the Warrant, by wire transfer of immediately available funds pursuant to the wire instructions provided by the Issuers.

               (iii) The representations and warranties of the Investor shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that expressly relate to an earlier date), and the Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to the Closing Date.

         Section 7. Conditions to the Investor's Obligation to Purchase. The obligation of the Investor hereunder to purchase the Note and the Warrant from the Issuers at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Investor's sole benefit and may be waived by the Investor at any time in its sole discretion by providing any Issuer with prior notice thereof:

               (i) The Issuers shall have executed and delivered to the Investor
         (A) each of the Transaction Documents to which any of them is a party and (B) the Note and the Warrant being purchased by the Investor at the Closing pursuant to this Agreement.

               (ii) The Investor shall have received an opinion of Lehman & Eilen LLP, the Issuers' outside counsel, dated as of the Closing Date, in substantially the form of Exhibit E attached hereto.

               (iii) The Issuers shall have delivered to the Investor a copy of the Irrevocable Transfer Agent Instructions, in the form of Exhibit D attached hereto, which instructions shall have been delivered to and acknowledged in writing by BPK's transfer agent.

               (iv) Each Issuer shall have delivered to the Investor a certificate evidencing the formation and good standing of such Issuer and each of its Subsidiaries in such entity's jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date reasonably proximate to the Closing Date.

               (v) Each Issuer shall have delivered to the Investor a certificate evidencing such Issuer's qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which such Issuer conducts business, as of a date reasonably proximate to Closing Date.

               (vi) BPK shall have delivered to the Investor a certified copy of the Articles of Incorporation as certified by the Secretary of State of the State of Nevada reasonably proximate to the Closing Date, and Graphite shall have delivered to the Investor a certified copy of the Articles of Incorporation as certified by the Secretary of State of the State of Delaware reasonably proximate to the Closing Date.

               (vii) Each Issuer and shall have delivered to the Investor a certificate, executed by the Secretary of such Issuer, dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) hereof as adopted by such Issuer's Board of Directors in a form reasonably acceptable to the Investor, (ii) the Articles of Incorporation and (iii) the Bylaws, each as in effect at the Closing, in the form attached hereto as Exhibit F.

               (viii) The representations and warranties of the Issuers shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that expressly relate to an earlier date) and the Issuers shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Issuers at or prior to the Closing Date. The Investor shall have received a certificate, executed by the Chief Executive Officer of each Issuer, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Investor in the form attached hereto as Exhibit F.

               (ix) BPK shall have delivered to the Investor a letter from the BPK's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date.

               (x) The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either
         (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

               (xi) The Issuers shall have received any and all necessary authorizations, consents and approvals and shall have made any and all filings and shall have satisfied all applicable waiting periods necessary in connection with the consummation of the transactions contemplated by the Transaction Documents.

               (xii) On or prior to the Closing Date, the Issuers shall have paid to the Investor all fees, costs and expenses (including, without limitation, legal fees and expenses) payable to the Investor to the extent then due.

               (xiii) The Investor shall be satisfied in its sole and absolute discretion with the results of its business, accounting, environmental, legal and tax due diligence reviews of the Issuers and their Subsidiaries. Without limiting the foregoing, the Investor shall be satisfied with the terms of agreements with management and other Affiliate arrangements, including employment contracts and non-competition agreements.

               (xiv) The Investor shall be satisfied with the ownership, corporate and legal structure and capitalization of the Issuers and their Subsidiaries, including, without limitation, the terms and conditions of any capital stock, options, warrants or other securities issued by the Issuer and their Subsidiaries and any agreements related thereto, and the management of the Issuers and their Subsidiaries shall be acceptable to the Investor.

               (xv) Since December 31, 2005, nothing shall have occurred (and the Investor is not aware of any fact or conditions not previously known) which the Investor shall, in its sole discretion, determine has or could be reasonably expected to have, a Material Adverse Effect on the rights or remedies of the Investor under this Agreement or the other Transaction Documents, or on the ability of the Investor to perform its obligations under the Transaction Documents to which the Investor is a party.

               (xvi) The Issuers shall have delivered to the Investor such other documents relating to the transactions contemplated by this Agreement as the Investor or its counsel may reasonably request.

         Section 8. Miscellaneous.

            (a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

            (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

            (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

            (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

            (e) Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Investor, the Issuers, their Affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Issuers nor the Investor make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Issuers and the Investor. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

            (f) Notices.

               (i) All notices and other communications provided for hereunder shall be either (x) in writing (including telegraphic, telecopy or electronic communication) and mailed, telegraphed, telecopied or delivered or (y) as and to the extent set forth in Section 8(f)(ii) and in the proviso to this Section 8(f)(i), in an electronic medium and delivered as set forth in Section 8(f)(ii), if to the Investor, at its address: __________________________; if to any Issuer, at its address at: 106 Lakeside Ave., P.O. Box 210, Delano, PA 18220, Attention: David Laudeman, CFO, Fax: 570-467-3330, Email Address d.laudeman@graphitetechnologygroup.com; or, at such other address as shall be designated by any Issuer or the Investor in a written notice to the other party; provided, however, that materials and information described in Section 8(f)(ii) shall be delivered to the Investor in accordance with the provisions thereof or as otherwise specified to any Issuer by the Investor. All such notices and other communications shall, when mailed, telegraphed, telecopied, or e-mailed, be effective when received by the Investor. Delivery by telecopier of an executed counterpart of a signature page to any amendment or waiver of any provision of this Agreement shall be effective as delivery of an original executed counterpart thereof.

               (ii) The Issuers hereby agree that they will provide to the Investor all information, documents and other materials that they are obligated to furnish to the Investor pursuant to the Transaction Documents, including, without limitation, all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that
         (i) relates to the payment of any principal or other amount due under the Note prior to the scheduled date therefor, (ii) provides notice of any Default or Event of Default under the Note or (iii) is required to be delivered to satisfy any condition precedent to the effectiveness of the Note (all such non-excluded communications being referred to herein collectively as "Communications"), by transmitting the Communications in an electronic/soft medium in a format acceptable to the Investor to ______________________ or such other electronic mail address specified by the Investor to the Issuers. In addition, the Issuers agree to continue to provide the Communications to the Investor in the manner specified in the Transaction Documents but only to the extent requested by the Investor.

            (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Note or the Warrant. The Issuers shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor. The Investor may assign some or all of its rights hereunder in connection with transfer of any of its Securities without the consent of the Issuers, in which event such assignee shall be deemed to be an Investor hereunder with respect to such assigned rights.

            (h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

            (i) Survival. The representations and warranties of the Issuers and the Investor contained in Sections 2 and 3 and the agreements and covenants set forth herein shall survive the Closing.

            (j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            (k) Indemnification. In consideration of the Investor's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Issuers' other obligations under the Transaction Documents, the Issuers shall defend, protect, indemnify and hold harmless the Investor and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by any Issuer in the Transaction Documents or any other certificate, instrument or document contemplated thereby, (b) any breach of any covenant, agreement or obligation of any Issuer contained in the Transaction Documents or any other certificate, instrument or document contemplated thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Issuer) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure made by the Investor pursuant to Section 4(i), or (iv) the status of the Investor or holder of the Securities as an investor in the Issuers pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by the Issuers may be unenforceable for any reason, the Issuers shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 8(k) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

            (l) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

            (m) Remedies. The Investor and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, each Issuer recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law will be inadequate relief to the Investors. Each Issuer therefore agrees that the Investor shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

            (n) Payment Set Aside. To the extent that any Issuer make a payment or payments to the Investor hereunder or pursuant to any of the other Transaction Documents or the Investor enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to Issuers, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

            (o) Joint and Several Obligations. The obligations of the Issuers hereunder and under the other Transaction Documents are joint and several.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the Investor and the Issuers have caused their respective signature page to this Note and Warrant Purchase Agreement to be duly executed as of the date first written above.



                                                 INVESTOR:

                                                 MILLENIUM GOLBAL
                                                 SPECIAL SITUATIONS
                                                 AMERICAS FUND


                                                 By: /s/ M.B. Collins
                                                     ---------------------------
                                                     Name: M.B. Collins
                                                     Title: Director

                                                 ISSUERS:


                                                 BPK RESOURCES, INC.


                                                 By: /s/ James E. Olive
                                                     ---------------------------
                                                     Name: James E. Olive
                                                     Title: CEO


                                                 GRAPHITE TECHNOLOGY GROUP, INC.


                                                 By: /s/ David Laudeman
                                                     ---------------------------
                                                     Name: David Laudeman
                                                     Title: CFO



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